Exhibit 10.26

SECOND AMENDMENT TO AGREEMENT RS-486/82

AMENDMENT TO THE AGREEMENT FOR THE SALE AND PURCHASE OF ETHENE AND/OR PROPENE BY AND BETWEEN COPESUL – COMPANHIA PETROQUÍMICA DO SUL AND POLIOLEFINAS S/A

COPESUL – COMPANHIA PETROQUÍMICA DO SUL, a joint stock company headquartered at BR-386 Rodovia Tabaí/Canoas Km. 419 Pólo Petroquímico Lote 23 Triunfo/RS, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 88.948.492/0001-92, herein represented by its President Director Adolpho Shuler Netto and Superintendent Director Ruy Lerner, hereinafter referred to as COPESUL; and

POLIOLEFINAS S/A, headquartered in the City of São Paulo, State of São Paulo, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0001-80, herein represented by its President Director José Adolpho Lisboa de Souza, hereinafter referred to as BUYER,

DO HEREBY decide to execute this Amendment to the Agreement for the Sale and Purchase of Raw Material dated December 8th, 1982, aiming at amending the maximum and minimum quantities of raw material supply.

CLAUSE ONE – PURPOSE

1.1 -	This Amendment aims at amending the Agreement RS-486/82 as to the yearly maximum limits of ETHENE that COPESUL undertakes to supply to BUYER as well as the yearly minimum limits that COPESUL and BUYER undertake to supply and purchase, respectively.

CLAUSE TWO – QUANTITIES TO BE SUPPLIED (EXHIBIT A)

2.1 -	The agreed supplies of ETHENE as defined by the limits established in EXHIBIT A attached to the Agreement RS-486/82 are hereby amended as follows:

Maximum outflow per hour = 22 tons.

Yearly Minimum	Yearly Maximum	Monthly Minimum	Monthly Maximum
Consumption	Consumption	Consumption	Consumption
98,800 tons	164,800 tons	7,800 tons	14,750 tons

CLAUSE THREE – MISCELLANEOUS

3.1 -	Any and all clauses and conditions of the Agreement herein amended not expressly rectified hereunder shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties cause this document to be duly signed in three (03) copies with two (02) pages each, of identical form and substance, in the presence of the undersigned witnesses.

Triunfo, December 8th, 1986.

[signature]	[signature]

JOSÉ ADOLPHO LISBOA DE SOUZA	ADOLPHO SHULER NETTO

[signature]

RUY LERNER

[signature]

(illegible)

[signature]

(illegible)